Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report of Renaissance Acquisition Corp. (the “Company”) on Form 10-Q for the quarter ended September 30, 2008, as filed with the Securities and Exchange Commission (the “Report”), I, Barry W. Florescue, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2008

/s/ Barry W. Florescue
Barry W. Florescue
Chief Executive Officer
(and principal financial and accounting officer)